Company Presentation

December 2009

“Improving the
nutrition of plants
and animals to
better meet the
health needs

of consumers”

Safe Harbor Statement

                                The market and industry information contained in this document has not been independently verified.  No representation or warranty, whether express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of such information or opinions contained herein.  Neither the
Company nor any of its affiliates, advisers or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this document or its contents or otherwise arising in connection with this document.

                                This presentation contains statements that reflect the Company’s beliefs and expectations about the future, such as the Company’s anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new products, and ability to expand to other related industries or markets in other geographical locations.  These forward-looking statements are based on a number of assumptions about the
Company’s operations, and are subject to risks, uncertainties and other important factors, many of which are beyond the Company’s control, and, accordingly, actual results may differ materially from the results discussed in these forward-looking statements.

                                This presentation is highly confidential, is being given solely for your information and for your use only in connection with this offering.  No part of this presentation may be reproduced, photocopied, redistributed or passed on, directly or indirectly, to any other person (whether within or outside your organization/firm) or published, in whole or in part, for any purpose.

                                The information contained in this presentation does not constitute an offer of any securities nor does it contain an invitation to subscribe for, purchase or sell any securities.  No securities of the Company may be sold in the
United States without registration with the United States Securities and Exchange Commission (the “SEC”) or an
exemption from such registration. Any offering of the Company’s common stock to be made in the United States will be made solely by means of the statutory prospectus.  The prospectus will contain detailed information about the Company and as well as the financial statements of the Company.  Any decision to purchase the Company’s common stock in the offering for sale in the United States or anywhere else should be made solely on the basis of the information contained in the prospectus.  The prospectus will be made publicly available in due course and can be obtained free of charge from the SEC’s website at www.sec.gov <file://www.sec.gov/ >.

Offering Summary

Issuer:

Yongye International, Inc.

Equity Snapshot:

NASDAQ Ticker: YONG

Offering Size:

8,500,000 common shares (all primary)

Green Shoe:

15% (all primary)

Use of Proceeds:

Secure strategic raw material (lignite coal) resources

Increase production capacity

Establish demonstration sites to support market expansion

Working capital and general corporate purposes

Expected Date of Pricing:

Week of December 14th

Joint Bookrunners:

Roth Capital Partners

Oppenheimer & Co.

Company and Business Overview

永业 YONGYE

94.5
88.0
48.1
45.2
13.1
3.7
2006
2007
2008
2009E
9M08
9M09

30.5
31.0
14.8
13.7
4.9
0.5
2006
2007
2008
2009E
9M08
9M09

YONGYE INTERNATIONAL, INC.

Corporate Overview

We are a leading developer, manufacturer, and distributor of plant and animal nutrient products in the People's Republic of China

Key Facts

Founded in 2003

Headquarters in Beijing

Research and production facilities in
Hohhot, Inner Mongolia

320 employees as of Sept 30, 2009

10,000 tons of total annual production
capacity for plant nutrient product

Products – “Shengmingsu”

Superior plant and animal nutrient
products

Market

Growing market coverage from primarily
four northern province to across China

Effective “branded store” model

2006-2008
CAGR 259.4%

2006-2008
CAGR 409.6%

94.7%
Growth

109.7%
Growth

Revenue

Operating Profit

($ millions)

($ millions)

Yongye Group

Yongye International

Yongye Group

Yongye International

PLANT RESIDUES
ANIMAL RESIDUES
ORGANIC MATTER
HUMUS
completely decomposed organic matter
NONHUMIC MATTER
HUMIC ACIDS
soluble
HUMIN
insoluble
FULVIC ACID
HUMIC ACID
Yong Ye Products

YONGYE INTERNATIONAL, INC.

Shengmingsu: Superior,
Broad-Based Plant Nutrient

Fulvic Acid

A complex, acidic, biochemical polymer

Naturally occurring substance created by the decomposition
of plant and animal materials

Chemically extracted from humic acid, which is derived
from lignite coal

Increases natural strength and ability of cells to combat
sickness and disease

Shengmingsu Liquid Plant Nutrient

Nutrient-rich liquid composed of highly concentrated fulvic
acid base

Supplements the absorption of fertilizer and soil minerals

Enhances plants’ natural resistances to diseases and pests

Increases water and nutrient holding capacity

Improves appearance and nutritional value

Shengmingsu Powder Animal Nutrient

Provides natural antibiotic-type properties to help reduce
inflammation

Supplements and Enhances
Traditional Fertilizers

Best via foliar (direct) application

Immediate effect on plant ( < 8 hrs)

Corrects micronutrient deficiencies

Increases uptake of soil nutrients

Adds own macro & micro nutrients

Crossbreeding, hybridization and
genetic modification techniques

Limited by soil condition

Limited by farming practices

Slow uptake of nutrients – several days

Over-use damages the soil

Poor soil condition weakens plants’
ability to uptake nutrients by 20% - 30%

Organic fertilizer has slow uptake (time
released)

Biotechnology

(targets the seed)

Fertilizer

(targets the soil)

Shengmingsu

(targets the plant)

7

Key Investment Highlights

Strength and experience of management team

Exceptional growth history and potential in sales and profit

Name brand recognition supported by integrated marketing campaign

Imperative to enhance agricultural yields creates strong market demand

An effective and scalable “branded store” distribution model

Compelling value proposition of return on investment for farmers

Proprietary extraction process for high quality fulvic acid  backed by strong research and development platform

1

3

4

2

1,350
1,340
1,330
1,320
1,310
1,300
1,290
1,280
1,270
1,260
1,250
1,240
320
315
310
305
300
295
290
2001 2002 2003 2004 2005 2006 2007 2008
Population (millions)
Arable Land (million acres)

YONGYE INTERNATIONAL, INC.

Imperative to Improve Agricultural
Productivity in China

Robust demand for agricultural products and limited arable land create strong need to increase yield

Source: National Statistics Bureau of China; Ministry of Land and Resources

China’s Arable Land and Population

Limited and shrinking arable land

Arable land per capita in China is one-third of
global average

Urbanization, desertification due to climate
change and pollution encroaches upon
farmland

Increasing wealth of Chinese population
expected to increase spending on agricultural
products

Government support for the agricultural industry

RMB 595.5 billion on agriculture, rural areas
and farmers, including RMB 102.9 billion in
direct subsidies for grain production and
purchases of agricultural materials

160.0%
150.0%
140.0%
130.0%
120.0%
110.0%
100.0%
90.0%
80.0%
70.0%
1991
1993
1995
1997
1999
2001
2003
2005
2007
Chemical Fertilizer Usage per Acre
Grain Production per Acre

250
200
150
100
50
0
2,500
2,000
1,500
1,000
500
-
400
840
1,080
1,250
1,620
2,000
2,300
50
60
72
86
103
150
200
2001
2002
2003
2004
2005
2006
2007
Domestic Sales (RMB billions)
Export (US millions)

YONGYE INTERNATIONAL, INC.

Overuse of Chemical Fertilizers
in Attempt to Boost Productivity

       Demand for organic fertilizers and nutrients is expected to grow as Chinese farmers increasingly recognize the need for alternative means to increase productivity

Source: National Statistics Bureau of China

Rising Preference for
Organic Fertilizers and Nutrients

Rapid Increase of Green Food Sales Spurs
Demand for Organic Fertilizers/Nutrients

Source: China Green Food Development Center

An Effective and Scalable
Distribution Model

  Local Partnership

  6,971 Independently Owned Branded Stores

Leverage provincial level distributor’s local knowledge to
enable quicker market entry

Branded stores at village level sell product directly to
farmers

Highly supported distributors and branded store owners
create satisfied customers and brand loyalty

Yongye’s advertising campaign helps distributors to drive
significant branded stores network growth.

Branded stores become more prominent locally due to
Yongye’s promotional displays and technical support

Higher customer traffic increases branded stores
profitability

Yongye Branded Store

Neighboring

Competitor Store

Shanxi

Henan

Xinjiang

Hebei

Gansu

Inner Mongolia

Shandong

Jiangsu

Hubei

Liaoning

Guangdong

永业 YONGYE

生命素

谁用谁致富

生命素

农民要致富
永业 生命素
瓜大果甜菜高产
投一撒十挣大钱

YONGYE INTERNATIONAL, INC.

Integrated Marketing Campaign
Builds Brand Recognition

     National and Local Advertising Strengthens Brand Image

CCTV-7 – China’s national
agricultural channel

Local television stations

Local newspapers

Village-Level Marketing Raises Local Awareness of Shengmingsu

生命素
投一赚十挣大钱
增加收入2360元
用事实说话
100%
10天
永业"生命素"引领人类种植第三次革命

YONGYE INTERNATIONAL, INC.

Integrated Marketing Campaign
Builds Brand Recognition

Highly Effective Village-Specific Case Studies

Support to Distributors and Farmers

Stories that are highly relevant to farmers

Demonstrates a farmer’s incremental revenue,
original investment and harvesting time saved from
using Shengmingsu

Translates product efficacy directly into dollar terms

Product training courses

Conferences and seminars

Product demonstrations

Educational pamphlets, magazines and infomercials

Our channel development success and brand recognition create opportunity for product extensions and agricultural-input product partnerships, which can leverage in our branded stores to further grow revenues

Crop - Radish

Expense – RMB 42

Return – RMB 2,360

Yield Increase – 100%

Manufacturing facility in Hohhot, Inner Mongolia with
capacity to produce:

10,000 tons per year of liquid plant product

1,000 tons per year of powder animal product

Yongye has a proprietary extraction process for
deriving fulvic acid from humic acid

Produces high quality fulvic acid compound

Small molecular weight

High bio-activity coefficient

Patented mixture process stabilizes the extract and
combines with micro-nutrients

Automated manufacturing processes

ISO 9001:2008 certification

Highly Efficient Manufacturing

Six modern greenhouses and one open test field in
Hohhot facility

In-house research lab with 28 research personnel

Project partnerships with top agricultural universities
and research institutes

Chinese Academy of Agricultural Sciences

Beijing University of Agriculture

Inner Mongolia Academy of Agricultural Sciences

Inner Mongolia Agriculture University

Obtained invention patent for plant nutrient product in
China for unique mixture process; animal product patent
is pending

Developing crop nutrient product extensions to fuel
market expansion over the long-term

Strong R&D Platform

* Source: Yongye internal studies; broadly supported by academic research ** Source: Yongye internal research

Carrots

Increased yield up to 25%*

Celery

Increased yield up to 25%*

Cucumbers

Increased yield up to 22%, earlier to market by 11 days*

Grapes

Increased weight up to 18%, increased sugar content up to 37%*

Potatoes

Increased yield up to 17%, blooms 7-10 days earlier*

Watermelon

Increased yield up to 17%, increased sugar content 1-2%*

Increased yields - shorter harvest times

Extended life-cycles (stronger leaves/roots)

Enhanced crop taste, nutrition and appearance

Value proposition – for every 1 RMB spent, farmers will
gain 10 RMB back in increased value in marketplace

Case Study – a farmer invested 42 RMB on three
applications of Shengmingsu that resulted in improved
radish yield leading to return of 2,360 RMB

Compelling Value Proposition of
Return on Investment for Farmers

永业 YONGYE			
	✓			
	✓		✓	
	✓		✓	✓
	✓	✓	✓	
	✓		✓	✓

YONGYE INTERNATIONAL, INC.

China Market

Highly fragmented with over 4,000 fertilizer products and 522 humic acid based products as of
November 2009

Fulvic acid based products are still high growth products in markets we serve

We believe we have the following competitive advantages versus our international, national and regional competitors:

Strong Competitive Positioning

International
Competitors

National
Competitors

Regional
Competitors

Brand Recognition

Nationwide Distribution

Local Market Knowledge

High Product Quality

Competitive Pricing

Comparison with Listed Peers

(NASDAQ: YONG)

China Green
Agriculture

(NYSE: CGA)

China Agritech

(NASDAQ: CAGC)

Products

Fulvic acid-based
liquid nutrients

Humic acid-based
liquid fertilizers

Agricultural products

Humic acid-based
liquid / granular
fertilizers

Distribution Model

Distributors

Yongye branded
stores

Distributors

Third-party agents

Sales
offices/agencies

9M09 Operating Matrices in Nutrient / Fertilizer Segment

   % of Total Revenue

97.7%

86.6%

100%

   Revenue

$86.0

$26.5

$55.4

   9M09 vs. 9M08 Rev Growth

93.0%

56.6%

50.0%

   Gross Margin (%)

53.1%

63.0%

39.6%

Focused Growth Strategy

Pursue vertical integration

Seek to control lignite coal resources

Secure raw material resource in our high growth industry

Substantially Improve margin by addressing the most significantly cost component

Increase product capacity to meet market demand

Liquid plant product:       10,000 TPA (current)   30,000 TPA (post-expansion)

Powder animal product:    1,000 TPA (current)   10,000 TPA (post-expansion)

Geographic expansion of distribution and branded store network

Expand to central and southern China to become a national leader vs. regional leader

Replicate our proven “branded store” model across China

Add new product demonstration sites to support new sales territories.

Enhance brand recognition on national and local levels

Conduct premium branding program on national media

Continue provincial and village level marketing campaigns to drive high visibility at local markets

Experienced Management Team

Zishen Wu

Chairman / CEO

Managed ~$1.4 billion of investments in state planned economy

Served as director and chairman of several  SOE conglomerates

Zhao Qiang

VP of Marketing,
Director

Led marketing for large companies, including Galanz Group

Recognized as one of the top ten marketing professionals in China by industry magazine

Baosheng Tong

Chief Scientist

Over 20 years experience in China’s agriculture industry

Masters degree in animal nutrition and BA degree in animal
husbandry from China Agricultural University

Sam Yu

CFO

Over 10 years experience in finance and general management in both China & the United States

MBA degree from Stanford Business School

Larry Gilmore

VP of Corporate
Strategy

Consulted with Fortune 500 companies such as Deloitte & Touché,
Nokia, & HP

Private-equity experience in PRC

Commitment to
Public Company Excellence

Built an independent board of directors

Sean Shao, independent director - Chairman of audit committees for several U.S.
listed companies, with prior Deloitte experience.

Xiaochuan Guo, independent director - Dean of the College of Economics &
Management, Inner Mongolia University

Xindan Li, independent director - Dean and Professor of Finance at the Graduate
School of Management Science and Engineering at Nanjing University

Rijun Zhang, independent director - Professor in animal nutrition and feed biotechnology at China Agricultural University (Beijing)

Appointed well-qualified, English-speaking Chief Financial Officer

Sam Yu joined Yongye in April 2009

Selected a “big 4” independent audit firm

Appointed KPMG Huazhen as independent auditor in May 2009

Listed common shares on major United States stock exchange

Began trading on the NASDAQ Global Select Market on September 3, 2009

Financial & Operational Overview

88.0
48.1
45.2
13.1
3.7
2006
2007
2008
9M08
9M09

Approx. 34 x increase in less than 3 years
6,971
350
775
200
FY2007
FY2008
SEP 30, 09
Branded Stores
Branded Stores in Trials

YONGYE INTERNATIONAL, INC.

Rapid Revenue Increase Driven by
Highly Scalable Distribution Network

Sales

Number of Yongye Branded Stores

Revenue in 9M09 surged 94.7% vs. 9M08 due to rapid expansion of our distribution network and an increased footprint in each community via our branded stores

2006-2008
CAGR 259.4%

94.7%
Growth

Yongye Group

Yongye International

Yongye Group

Yongye International

1.0
5.9
24.9
23.5
46.7
2006
2007
2008
9M08
9M09

0.4
4.4
11.2
12.2
23.2
2006
2007
2008
9M08
9M09

YONGYE INTERNATIONAL, INC.

Solid Gross Profit and Margin

Gross Profit

Net Income

(1)  Excluding charge s associated with the increase in fair value of warrants

($US million)

($US million)

Yongye Group

Yongye International

(1)

(1)

(1)

12.0%

Yongye Group

Yongye International

33.2%

23.3%

27.0%

26.4%

27.2%

44.6%

51.8%

52.0%

53.1%

2006-2008
CAGR 396.3%

98.8%
Growth

2006-2008
CAGR 400%

90.1%
Growth

Margin

Margin

Balance Sheet Highlights

($ in millions)

Sept. 2009

Dec. 2008

Dec. 2007

Cash and equivalents

$3.5

$4.5

$0.4

  Accounts receivable

43.3

2.7

1.6

  Inventories

31.0

20.7

9.9

  Total current assets

78.6

29.0

12.9

Total assets

87.6

34.5

23.1

  Derivative liabilities – fair value of warrants

22.3

2.1

Nil

  Total current liabilities

47.1

5.6

10.2

  Long term loans

0.3

0.4

Nil

  Total shareholders’ equity

40.1

28.5

12.9

  Total liabilities and shareholders’ equity

87.6

34.5

23.1

Yongye Group

Yongye International

Key Investment Highlights

Strength and experience of management team

Name brand recognition supported by integrated marketing campaign

Imperative to enhance agricultural yields creates strong market demand

An effective and scalable “branded store” distribution model

Compelling value proposition of return on investment for farmers

Proprietary extraction process for high quality fulvic acid backed by strong research and development platform

5

1

3

4

6

2

7

Exceptional growth history and potential in sales and profit

Thank You

“Improving the
nutrition of plants
and animals to
better meet
consumers’

health needs”